Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2021 Financial Results

Company delivered solid Q1 financial results

Revenue grew 12% year-over-year and subscription services revenue grew 37% year-over-year

MOUNTAIN VIEW, Calif., May 28, 2020 – Pure Storage (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, today announced financial results for its first quarter ended May 3, 2020.

“We are extremely proud of this quarter’s solid results and growth, especially during the current global crisis,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “The entire company adapted quickly and delivered the technology and services that our customers needed to keep their organizations up and running. Pure continues to deliver on the Modern Data Experience to enable customers to transform their storage operations to be simple, reliable, fast, and flexible.”

First Quarter Financial Highlights

•Revenue $367.1 million, up 12% year-over-year
•Subscription Services revenue $120.2 million, up 37% year-over-year
•GAAP gross margin 70.0%; non-GAAP gross margin 71.9%
•GAAP operating loss $(84.9) million; non-GAAP operating loss $(5.4) million
•Operating cash flow was $35.1 million, up $28.5 million year-over-year
•Free cash flow was $11.3 million, up $29.0 million year-over-year
•Total cash and investments of $1.3 billion

“Pure delivered solid financial results during the quarter despite a very challenging environment created by COVID-19,” said Kevan Krysler, CFO, Pure Storage. “We were pleased that our customers continue to depend on the simplicity and reliability of our solutions and our resilient global supply chain during this critical time. Subscription Services continue to reflect strength with our Evergreen, Pure as-a-Service and Cloud Block Store offerings.”

First Quarter Company Highlights

Pure’s first quarter yielded industry-leading growth and the combination of Pure’s differentiation with unmatched simplicity and reliability during this time of significant change make Pure the safe and easy choice. We make the Modern Data Experience a reality for customers with our continued pace of innovation.

•Pure as-a-Service - We saw increased interest in our flexible multi-cloud consumption model, providing a strong path for customers to manage costs and their hybrid cloud transition over time, particularly in a period when it may be difficult to predict ongoing requirements. In Q1, we also began offering Pure as-a-Service for free for the first three months for new customers with a 12-month contract term of 50 TiB or more.

•Third-generation all-NVMe FlashArray//X - The latest generation FlashArray//X enables customers to accelerate and consolidate database and enterprise workloads by as much as 50%, extend them to the cloud and modernize their data protection strategies. The new solution can drive performance gains up to 25% versus the previous generation FlashArray//X with updated controllers that feature new Intel Xeon Scalable Processors.

•Purity 3.0 for FlashBladeTM - FlashBlade delivers a truly unified, scale-out fast file and object storage platform purpose-built to support modern application development, modern analytics and next-generation data protection. The new software release added simple and efficient file and object replication for disaster recovery and hybrid cloud.

•Remote Installation Options - The need for reliable data services is growing exponentially as more employees work remotely. Pure introduced new remote install options for FlashArray and FlashBlade that limit the personnel needed to go onsite and install systems.

•Pure is now a Global Technology partner of SAP and a platinum member of SAP PartnerEdge. The expansion of Pure’s partnership with SAP will help customers drive better business outcomes through joint technical support, competency centers and deeper technology integrations between the two companies in areas of intelligent enterprise, SAP S/4HANA, cloud computing, storage and virtualization.

COVID-19

Pure puts the health and safety of its employees first, while simultaneously serving customers and partners with the highest standards they have come to expect from us. The employees have demonstrated perseverance and determination during this challenging time and quickly adapted to this new way of working. The company’s supply chain continues to be strong, is able to deliver products within our standard shipping times, and Pure’s remote technical and professional services remain fully operational. Lastly, Pure announced a set of programs to provide flexibility to customers as they navigate shifting resource demands and new ways of working including flexible consumption models, scalable VDI solution bundles, remote installation services and self-service product test drives.

Guidance

Pure had a solid fiscal Q1 and the core fundamentals of our business remain strong. However, the company is withdrawing its fiscal 2021 annual guidance and will not provide specific fiscal Q2 guidance due to the global economic contraction caused by COVID-19.

The company’s current view of fiscal Q2 outcomes, which should not be viewed as guidance, is that sales will be near flat year-over-year and operating profit will be near break-even.

As the company progresses through fiscal 2021, Pure expects to continue to see strength in sales and adoption of its subscription services. Pure as-a-Service and Cloud Block Store unified subscription offerings continue to gain momentum, increasing flexibility for customers by providing a cloud-like business model.

Conference Call Information

Pure will host a teleconference to discuss the first quarter fiscal 2021 results at 2:00 pm PT on May 28, 2020. Pure will post its supplemental earnings presentation to the Investor Relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•To Listen via Telephone: (833) 968-2110 or (778) 560-2823 (for international callers) with passcode 6888492.
•To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.
•Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on May 28, 2020, through June 11, 2020. The replay will be accessible by calling (800) 585-8367 or (416) 621-4642 (for international callers), with conference ID 6888492.

About Pure Storage

Pure Storage (NYSE: PSTG) gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. One of the fastest-growing enterprise IT companies in history, Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition: Pure Storage has been named a Leader in the 2019 Gartner Magic Quadrant for Primary Storage.

Upcoming Events:

•The company will host its first ever Pure//Accelerate Digital event on Thursday, June 10th. Details and registration information can be found here.
•Pure will be presenting at the William Blair Growth Stock Virtual Conference on June 11th at 8:00 am PT. The presentation from the event will be webcast live and all information will be available on the investor relations website at investor.purestorage.com.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period outcomes, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the economy, our expectations regarding product and technology differentiation, including our new offerings, strategy and adoption of subscription services, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 2, 2020. All information provided in this release and in the attachments is as of May 28, 2020, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow and free cash flow as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired company, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible assets acquired from acquisitions, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Nicole Noutsios - Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	First Quarter of Fiscal 2021	Fiscal 2020

Assets
Current assets:
Cash and cash equivalents	$347,580	$362,635
Marketable securities	926,560	936,518
Accounts receivable, net of allowance of $619 and $542	349,126	458,643
Inventory	39,266	38,518
Deferred commissions, current	39,181	37,148
Prepaid expenses and other current assets	56,154	56,930
Total current assets	1,757,867	1,890,392
Property and equipment, net	136,208	122,740
Operating lease right-of-use-assets	116,960	112,854
Deferred commissions, non-current	103,182	102,056
Intangible assets, net	55,556	58,257
Goodwill	37,584	37,584
Restricted cash	15,287	15,287
Other assets, non-current	32,217	25,034
Total assets	$2,254,861	$2,364,204
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$64,817	$77,651
Accrued compensation and benefits	64,033	106,592
Accrued expenses and other liabilities	38,881	47,223
Operating lease liabilities, current	29,940	27,264
Deferred revenue, current	365,716	356,011
Total current liabilities	563,387	614,741
Convertible senior notes, net	483,943	477,007
Operating lease liabilities, non-current	95,886	92,977
Deferred revenue, non-current	340,344	341,277
Other liabilities, non-current	14,443	8,084
Total liabilities	1,498,003	1,534,086
Stockholders’ equity:
Common stock and additional paid-in capital	2,120,215	2,107,605
Accumulated other comprehensive income	10,173	5,449
Accumulated deficit	(1,373,530)	(1,282,936)
Total stockholders' equity	756,858	830,118
Total liabilities and stockholders' equity	$2,254,861	$2,364,204

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	First Quarter of Fiscal
	2021	2020

Revenue:
Product	$246,939	$238,741
Subscription services	120,180	87,959
Total revenue	367,119	326,700
Cost of revenue:
Product (1)	69,285	76,592
Subscription services(1)	41,009	33,721
Total cost of revenue	110,294	110,313
Gross profit	256,825	216,387
Operating expenses:
Research and development (1)	112,446	105,075
Sales and marketing (1)	173,433	166,626
General and administrative (1)	41,125	42,110
Restructuring and other (2)	14,702	—
Total operating expenses	341,706	313,811
Loss from operations	(84,881)	(97,424)
Other income (expense), net	(3,416)	(1,816)
Loss before provision for income taxes	(88,297)	(99,240)
Income tax provision	2,297	1,096
Net loss	$(90,594)	$(100,336)

Net loss per share attributable to common stockholders, basic and diluted	$(0.34)	$(0.41)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	262,935	245,334

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$996	$977
Cost of revenue -- subscription services	3,392	3,951
Research and development	28,711	27,835
Sales and marketing	16,272	18,314
General and administrative	9,323	10,670
Total stock-based compensation expense	$58,694	$61,747

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	First Quarter of Fiscal
	2021	2020

Cash flows from operating activities
Net loss	$(90,594)	$(100,336)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,133	21,060
Amortization of debt discount and debt issuance costs	6,936	6,490
Stock-based compensation expense	58,694	61,747
Other	1,705	(811)
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	109,441	67,299
Inventory	(1,370)	(2,023)
Deferred commissions	(3,159)	1,716
Prepaid expenses and other assets	(6,298)	(7,298)
Operating lease right-of-use assets	6,706	6,209
Accounts payable	(14,294)	(25,807)
Accrued compensation and other liabilities	(49,643)	(43,583)
Operating lease liabilities	(6,926)	(6,034)
Deferred revenue	8,772	28,013
Net cash provided by operating activities	35,103	6,642
Cash flows from investing activities
Purchases of property and equipment	(23,782)	(24,296)
Acquisition, net of cash acquired	—	(47,881)
Purchases of marketable securities	(98,161)	(312,859)
Sales of marketable securities	17,657	22,344
Maturities of marketable securities	95,375	164,139
Net cash used in investing activities	(8,911)	(198,553)
Cash flows from financing activities
Net proceeds from exercise of stock options	9,275	16,761
Proceeds from issuance of common stock under employee stock purchase plan	16,021	32,042
Proceeds from borrowing	4,950	—
Repayment of debt assumed from acquisition	—	(11,555)
Tax withholding on vesting of restricted stock	(1,374)	(5,672)
Repurchases of common stock	(70,119)	—
Net cash (used in) provided by financing activities	(41,247)	31,576
Net decrease in cash, cash equivalents and restricted cash	(15,055)	(160,335)
Cash, cash equivalents and restricted cash, beginning of period	377,922	463,813
Cash, cash equivalents and restricted cash, end of period	$362,867	$303,478

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	First Quarter of Fiscal 2021						First Quarter of Fiscal 2020
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$996	(c)					$977	(c)
			36	(d)					49	(d)
			438	(e)					—
			2,004	(f)					922	(f)
Gross profit -- product	$177,654	71.9%	$3,474		$181,128	73.3%	$162,149	67.9%	$1,948		$164,097	68.7%

			$3,392	(c)					$3,951	(c)
			99	(d)					127	(d)
			190	(e)					—
Gross profit -- subscription services	$79,171	65.9%	$3,681		$82,852	68.9%	$54,238	61.7%	$4,078		$58,316	66.3%

			$4,388	(c)					$4,928	(c)
			135	(d)					176	(d)
			628	(e)					—
			2,004	(f)					922	(f)
Total gross profit	$256,825	70.0%	$7,155		$263,980	71.9%	$216,387	66.2%	$6,026		$222,413	68.1%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses directly related to COVID-19 pandemic including hazard pay premiums.
(f) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	First Quarter of Fiscal 2021						First Quarter of Fiscal 2020
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$58,694	(c)					$61,747	(c)
			1,872	(d)					410	(d)
			1,623	(e)					3,124	(e)
			9,531	(f)					—
			5,799	(g)					—
			2,004	(h)					922	(h)
Operating loss	$(84,881)	-23.1%	$79,523		$(5,358)	-1.5%	$(97,424)	-29.8%	$66,203		$(31,221)	-9.6%

			$58,694	(c)					$61,747	(c)
			1,872	(d)					410	(d)
			1,623	(e)					3,124	(e)
			9,531	(f)					—
			5,799	(g)					—
			2,004	(h)					922	(h)
			6,936	(i)					6,490	(i)
Net loss	$(90,594)		$86,459		$(4,135)		$(100,336)		$72,693		$(27,643)

Net loss per share -- basic and diluted	$(0.34)				$(0.02)		$(0.41)				$(0.11)
Weighted-average shares used in per share calculation -- basic and diluted	262,935				262,935		245,334				245,334

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate expenses directly related to COVID-19 pandemic. These expenses included marketing commitments no longer deemed to have value and hazard pay premiums.
(g) To eliminate restructuring expenses resulting from workforce reduction in February 2020.
(h) To eliminate amortization expense of acquired intangible assets.
(i) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	First Quarter of Fiscal
	2021	2020
Net cash provided by operating activities	$35,103	$6,642
Less: purchases of property and equipment	(23,782)	(24,296)
Free cash flow (non-GAAP)	$11,321	$(17,654)

Free cash flow as % of revenue	3.1%	-5.4%